SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

ITUS Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ITUS CORPORATION

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

August 17, 2018

To the Stockholders of ITUS Corporation:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 10:00 a.m. on Thursday, September 27, 2018, at the DoubleTree Hotel, 2050 Gateway Place, San Jose, CA 95110, to consider and vote upon the following proposals:

1.                  To elect Dr. Amit Kumar, Lewis H. Titterton, Jr., Dr. John Monahan, Dr. Arnold Baskies and David Cavalier as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To consider and vote upon the adoption of the “ITUS Corporation Employee Stock Purchase Plan”;

3.                  To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018; and

4.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

The Board has fixed the close of business on August 8, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,

/s/ Dr. Amit Kumar
Dr. Amit Kumar
Chairman, President and Chief Executive Officer
ITUS Corporation

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, please read the proxy statement and promptly vote your proxy VIA the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED APRIL 30, 2018 AND JANUARY 31, 2018 AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2017 ARE AVAILABLE ON THE INTERNET AT http://ir.ITUSCORP.com/all-sec-filings OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

ITUS CORPORATION

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 27, 2018

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ITUS Corporation (the “Company”) for use at the 2018 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held at 10:00 a.m. on Thursday, September 27, 2018, at the DoubleTree Hotel, 2050 Gateway Place, San Jose, CA 95110, for the following purposes:

1.                  To elect Dr. Amit Kumar, Lewis H. Titterton, Jr., Dr. John Monahan, Dr. Arnold Baskies and David Cavalier as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To consider and vote upon the adoption of the “ITUS Corporation Employee Stock Purchase Plan” (the “ESPP Proposal”);

3.                  To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018; and

4.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees and “FOR” each of the other proposals submitted at the annual meeting.

Stockholders of record of our common stock at the close of business on August 8, 2018 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Meeting by visiting the website: http://www.ituscorp.com/.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

            This notice and the attached proxy statement are first being disseminated to stockholders on or about August 17, 2018.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael J. Catelani
Michael J. Catelani
Secretary, Chief Operating Officer &
Chief Financial Officer
ITUS Corporation

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on September 27, 2018: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended October 31, 2017, is available at: http://www.ituscorp.com/.

v

PROXY STATEMENT

ITUS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

to be held at 10:00 a.m. on Thursday, September 27, 2018

at the DoubleTree Hotel, 2050 Gateway Place, San Jose, CA 95110

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2018 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 10:00 a.m. on Thursday, September 27, 2018, at the DoubleTree Hotel, 2050 Gateway Place, San Jose, CA 95110, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about August 17, 2017. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to ITUS Corporation as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

• This Proxy Statement for the Meeting; and

• The Company’s Annual Report on Form 10-K for the year ended October 31, 2017.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on tohttp://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

• View the Company’s proxy materials for the Meeting on the Internet; and

• Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.01 per share (“Common Stock”), on August 8, 2017 (the “Record Date”) may attend and vote at the Meeting. There were 18,696,146 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 35 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Amit Kumar, our Chairman, President and Chief Executive Officer, and Michael Catelani, our Chief Operating Officer and Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Kumar and Mr. Catelani to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.                  To elect Dr. Amit Kumar, Lewis H. Titterton, Jr., Dr. John Monahan, Dr. Arnold Baskies and David Cavalier as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To adopt the “ITUS Corporation Employee Stock Purchase Plan” (the “Plan” and such proposal, the “ESPP Proposal”);

3.                  To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018;

4.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees and “FOR” each of the other proposals being put before the stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a stockholder of record of the Company’s Common Stock, how do I vote?

            There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.

(2)        Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(2)        Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•	By mail: You may obtain a paper copy of the proxy materials by writing to us at ITUS Corporation, 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, Attn: Michael Catelani, Secretary.

•	By telephone. You may obtain a paper copy of the proxy materials by calling 1 (800)-579-1639 or the Company at (408) 708-9808.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before September 13, 2018 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•                     sending a written notice to Michael Catelani, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•                     signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•                     attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How are votes counted?

You may vote “for,” or “against” on each of the proposals being placed before our stockholders. You may also “withhold” your vote in the election of directors and “abstain” on each of the other proposals being placed before our stockholders.  Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors and the ESPP Proposal are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Meeting will be elected.

How many votes are required to approve the ESPP Proposal?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to approve the ESPP Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of the ESPP Proposal.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2018.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees and “for” each of the other proposals being put before the stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of ITUS Corporation, as part of the solicitation of proxies by our Board for use at the Meeting to be held on September 27, 2018, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about August 17, 2018.  This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

            The Meeting will be held on at 10:00 a.m. on Thursday, September 27, 2018, at the DoubleTree Hotel, 2050 Gateway Place, San Jose, CA 95110, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.                  To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To approve the ESPP Proposal;

3.                  To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018;

4.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees and “FOR” each of the other proposals being put before the stockholders at the Meeting.

Record Date and Voting Power

            Our Board fixed the close of business on August 8, 2018, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 18,696,146 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 18,696,146 votes may be cast at this Meeting.

Quorum and Required Vote

            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

            In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at in person or by proxy and entitled to vote is required to approve the ESPP Proposal. Abstentions and broker non-votes will have no effect on the vote of the ESPP Proposal.

            The affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2018. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1.                  Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. If you are not a record holder, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

2.                  Via Telephone.  Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

3.                  In person.  If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive. If you are a beneficial owner of shares of Common Stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

4.                  By mail.  You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

            You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118. The Company’s telephone number at such address is (408) 708-9808.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Meeting.  Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2019 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

            We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, Dr. Amit Kumar, Lewis H. Titterton, Jr., Dr. John Monahan, Bruce F. Johnson and Richard H. Williams. At the Meeting, five directors, one of whom will be new to the Board and one of whom did not serve on our Board last year, are to be elected, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify.  Specifically, Dr. Amit Kumar, Dr. John Monahan and Lewis H. Titterton, Jr. have been nominated for reelection to the Board, Dr. Arnold Baskies is being nominated to the Board having previously served on the Board from August 2016 through September 2017 but not having served on the Board last year, and David Cavalier is being nominated to the Board for the first time.  All of the Director Nominees are available for election as members of the Board.  If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

            Dr. Kumar has served as our President and Chief Executive Officer since July 6, 2017, as a director of the Company since November 30, 2012 and as Executive Chairman of the Board since August 23, 2016.  From June 15, 2015 until August 23, 2016, Dr. Kumar served as Vice Chairman of the Board.  Dr. Kumar served as a strategic advisor to the Company since September 19, 2012.  Dr. Kumar has been Executive Chairman of the board of directors of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company since June 15, 2015.  Upon his appointment as Executive Chairman of Anixa, Dr. Kumar resigned from his position as the CEO of Geo Fossil Fuels LLC, an energy company, which he had held since December 2010.  From September 2001 to June 2010, Dr. Kumar was President and CEO of CombiMatrix Corporation, a NASDAQ listed biotechnology company and also served as director from September 2000 to June 2012.  Dr. Kumar was Vice President of Life Sciences of Acacia Research Corporation, a publicly traded investment company, from July 2000 to August 2007 and also served as a director from January 2003 to August 2007.  Dr. Kumar has served as Chairman of the board of directors of Ascent Solar Technologies, Inc., a publicly-held solar energy company, since June 2007, and as a director of Aeolus Pharmaceuticals, Inc. since June 2004.  Dr. Kumar holds an A.B. in Chemistry from Occidental College and Ph.D. from Caltech and completed his post-doctoral training at Harvard University.  Dr. Kumar has experience in technology driven startups, both at the board of directors and operating levels, in a broad variety of areas including finance, acquisitions, research and development, and marketing, and, as described above, has served as a director and/or officer of various publicly traded companies.

Mr. Titterton has served as a director since July 2017.  He previously served as a director from August 2010 through August 2016, as the Chairman of the Board from July 2012 through August 2016, and interim Chief Executive Officer from August 2012 until September 2012.  Mr. Titterton is currently Chairman of the Board of NYMED, Inc., a diversified health services company.  His background is in high technology with an emphasis on healthcare and he has been with NYMED, Inc. since 1989.  Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986.  Mr. Titterton also served as one of our Directors from July 1999 to January 2003.  He holds a M.B.A. from the State University of New York at Albany, and a B.A. degree from Cornell University. Mr. Titterton has been involved with our Company as a director or investor for over twenty years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

Dr. Monahan is an experienced executive and has served on a number of biotechnology company boards over the years. He is currently a Scientific Advisory Consultant for Synthetic Biologics, Inc. (NYSE MKT: SYN) and from 2010 through 2015 he was the Sr. Executive Vice President of Research & Development at Synthetic Biologics, Inc. He is also a director of Heat Biologics, Inc. (Nasdaq: HTBX), a position that he has held since 2011, and was a director of Tacere Therapeutics, Inc., a wholly-owned subsidiary of Benitec Biopharma Limited (Nasdaq: BNTC) from 2006 to 2015. In addition to his work with public companies, Dr. Monahan is also currently a member of the Scientific Advisory Board of Agilis Biotherapeutics, Inc., a position that he has held since 2014, and is a board member of several other biotechnology companies. In addition, in 1992 he founded Avigen, Inc., a biotech company that pioneered the development of gene medicines based on adeno-associated virus vectors, now an industry standard. Over a 12-year period as its CEO, Dr. Monahan took Avigen public through an initial public offering raising over $235M and led the company through several Investigational New Drug (IND) applications. Prior to Avigen, Dr. Monahan served as Vice President - Research and Development at Somatix B.V., and Director of Molecular & Cell Biology at Triton Biosciences, Inc. He was also previously Research Group Chief, Department of Molecular Genetics at Hoffmann-LaRoche Inc., and Adjunct Assistant Professor, Department of Cell Biology at New York University. Dr. Monahan earned a Ph.D. in Biochemistry from McMaster University, Hamilton, Canada, and a B.S. in Science from University College, Dublin, Ireland. Dr. Monahan has over 50 publications in scientific literature and has made hundreds of presentations and public TV appearances, to scientific groups, investors and the general public over the years.

Dr. Baskies served on our Board from August 23, 2012 until September 22, 2017.  Arnold M. Baskies, MD, FACS, is a surgical oncologist at Virtua Health Systems in southern New Jersey, where he specializes in surgical oncology and general surgery. He trained at Boston University Medical Center and the Surgery Branch of the National Cancer Institute (“NIH”) where his early research involved immunotherapy. He has extensive experience in all facets of general surgical problems, with special interests in the treatment of breast cancer, gastrointestinal cancers, thyroid cancer, melanoma, and parathyroid disease, and is a co-investigator in several national studies dealing with breast cancer prevention.  He served as chairman of the New Jersey Governor’s Task Force on Early Detection, Prevention and Treatment of Cancer, having created and chaired the cancer control plan for the state from 2000-2016, and is a member of numerous societies, including the Society of Surgical Oncology, the American Society of Breast Surgeons, and the American College of Surgeons.  Dr. Baskies has been involved with the American Cancer Society for 40 years. He was awarded the Society’s Silver Chalice Award in 1998 and the Society’s St. George National Award in 2009. He has held leadership positions at every level of the organization, including service as the first board scientific officer for the American Cancer Society Board of Directors in 2015, and was the chief medical officer and Chairman of the Board of Directors of the former Eastern Division of the American Cancer Society. In 2017, he served as the Chairman of the Board of the American Cancer Society. He presently serves as immediate past chair of the American Cancer Society Board of Directors, having served as a member of the Board of Directors since 2013.  He currently chairs the Global Cancer Control Advisory Council for the society.  He received a medical degree from Boston University School of Medicine in 1975 and a bachelor of arts degree from Boston University College of Liberal Arts in 1971.

Mr. Cavalier is a seasoned executive and investor with over 20 years of experience in the biotechnology sector. He is currently the President and Chief Operating Officer of Ambrosia Medical, LLC, a company providing therapy for age-related diseases.  Previously, he was the Chairman and Chief Financial Officer of Aeolus Pharmaceuticals, Inc., a biotechnology company where he was instrumental in winning and managing a $118 million advanced research and development contract from the U.S. Government. Prior to Aeolus, Mr. Cavalier was the founder, portfolio manager and Chief Operating Officer of Xmark Opportunity Partners, a biotechnology investment firm. Xmark was an activist fund, focused on creating positive change at the board and management level for portfolio companies. He began his biotech investment career at Brown Simpson Asset Management, where he co-managed the life sciences investment group.  Mr. Cavalier previously worked for Tiger Real Estate, a $785 million private investment fund sponsored by Tiger Management Corporation. He began his career in the Investment Banking Division of Goldman, Sachs & Co. working on debt and equity offerings for public and private real estate companies. Mr. Cavalier currently serves as the Chairman of the New York Advisory Board for Enterprise Community Partners, a non-profit focused on policy, program and capital solutions for affordable housing. He received his B.A. from Yale University and his M.Phil. from Oxford University.

We believe that our Board represents a desirable mix of backgrounds, skills, and experiences. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Dr. Kumar is an expert in the diagnostics field and the inventor of CchekTM, and has experience in technology driven startups, both at the board and operating levels, in a broad variety of areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of other publicly traded companies.

Mr. Titterton has been involved with our Company as a director or investor for over twenty years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

Dr. Monahan is an experienced executive, having started, built and run a publicly traded biotechnology company, and has served as a director on a number of biotechnology company boards.

Dr. Baskies is an experienced surgical oncologist who has previously served as the Chairman of the National Board of Directors of the American Cancer Society.

Mr. Cavalier is an experienced executive and investor in the biotechnology field and has run a publicly traded biotechnology company, and has managed a biotechnology investment fund.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

            In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Dr. Amit Kumar	54	Chairman of the Board, President and Chief Executive Officer	2012
Lewis H. Titterton, Jr.	74	Director	2017
Dr. John Monanhan	71	Director	2016
Bruce F. Johnson	76	Director	2017
Richard H. Williams	81	Director	2017
Michael J. Catelani	51	Chief Operating Officer and Chief Financial Officer	2016

Mr. Johnson has served on our Board since September 22, 2017 and previously served from August 29, 2012 until August 23, 2016.  Mr. Johnson has been a commodity trader on the Chicago Mercantile Exchange for over 40 years. He served as a member of the board of directors of CME Group Inc. from 1998 to May 2015. From 1969 to 2003, he served as President, Director and part-owner of Packers Trading Company, a former futures commissions merchant/clearing firm at the CME. He also serves on the board of directors of the Chicago Crime Commission. Mr. Johnson holds a B.S. in Marketing from Bradley University and a J.D. from John Marshall Law School.  Mr. Johnson has been involved with the Company as an investor for over 14 years, and has over 30 years’ experience in the capital markets. as a result of his investment background.

Mr. Williams, an experienced businessman and entrepreneur, has served as a consultant to emerging growth companies since 1980.  Mr. Williams was a director of Xspand Products Lab, Inc., a NASDAQ listed product development company from December 2017 to May 2018.  Mr. Williams was Chairman and Chief Executive Officer of Sky Titan, Inc, a developer of air cargo aircraft from 2011 to 2013.  Mr. Williams was a director of Iris International, Inc., a NASDAQ listed medical diagnostics company from 2003 to 2009, serving as Chairman of the Board from 2004 to 2007.  Under his guidance, Iris became the world’s largest automated urinalysis company with revenues of over $100 million.  In 1994, Mr. Williams became a director and helped structure, finance and take public InTime Systems International, a software company selling human resource payroll products to Fortune 1000 companies.  In 1988, Mr. Williams was appointed Chairman and Chief Executive Officer of Restor Industries, a telecommunications service company that he acquired with a group of investors.  After several acquisitions, Restor went public and later divested.  Previously, he was Chairman or Chief Executive Officer of several private companies, including an oil and gas exploration company and a telecommunications engineering service company.  From 1970 to 1980, he was Vice President of a $100 million consumer product division of Pfizer Inc.  Mr. Williams holds a B.S. in Business and Finance from New York University.

            Mr. Catelani has served as our Chief Operating Officer since July 6, 2017 and as Chief Financial Officer since November 1, 2016.  Mr. Catelani is a seasoned executive with over 25 years of experience in finance and operations.  From October 2012 to July 2017, Mr. Catelani served as a contract Chief Financial Officer to a number of established privately held businesses in the biotechnology field. Previously, in July 2006, Mr. Catelani co-founded Tacere Therapeutics, Inc., a privately held biotechnology company, and served as its Chairman, President and Chief Financial Officer until its sale in October 2012.  Prior to Tacere, Mr. Catelani served on the Board of Directors and was the Chief Financial Officer of Benitec Biopharma Limited, an Australian Stock Exchange-listed biotechnology company.  Prior to Benitec, Mr. Catelani served as Vice President and Chief Financial Officer at Axon Instruments, a U.S. corporation publicly traded on the Australian Stock Exchange that was a leading designer and manufacturer of instrumentation and software systems for biotechnology and diagnostics research.  Prior to Axon, Mr. Catelani served as the Vice President of Finance for Media Arts Group, Inc., an NYSE-listed company.  Mr. Catelani has also worked with several early stage start-up companies in a variety of industries, including biotechnology, retail, waste water recovery, and distributed power generation, in both advisory and management roles.  Mr. Catelani began his professional career at Ernst & Young and is a CPA.  He received his B.S. degree in business administration, with a concentration in accountancy, from Sacramento State University and earned his MBA from the University of California, Davis.

Except for Drs. Kumar and Monahan and Messrs. Williams and Cavalier, none of our current directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer.  There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.  To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company.  Our common stock trades on the NASDAQ Capital Markets and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors.  Lewis H. Titterton, Jr., Dr. John Monahan, Bruce F. Johnson and Richard H. Williams currently meet the definition of “independent” as defined by the SEC.  Dr. Arnold Baskies will also meet the definition of “independent” once he is elected.  Mr. Cavalier is an executive officer of a company at which Dr. Amit Kumar, our Chairman and Chief Executive Officer, serves on the Board of Directors and therefore, Mr. Cavalier does not qualify as an “independent” director.  The Board of Directors has separately designated audit, nominating and compensation committees. Our Chairman, Dr. Amit Kumar, is an employee of the Company and as such does not qualify as an “independent” director.

Committees of the Board

On July 9, 2015, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://www.irITUScorp.com.

            Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

            Audit Committee Report

Review with Management.  The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors.  The Audit Committee discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion.  Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2017, for filing with the SEC.

The members of the Audit Committee are Messrs. Titterton (Chairman), Johnson and Williams. Our Board has determined that Mr. Titterton qualifies as an Audit Committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Titterton’s biographical information above for a description of his relevant experience.

            Compensation Committee

The Compensation Committee will be at all times composed of exclusively independent directors. Among other functions, the Compensation Committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The members of the compensation committee are Messrs. Williams (Chairman) and Titterton and Dr. Monahan.

            Nominating and Corporate Governance Committee

The Nominating Committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of the Nominating Committee are to identify qualified individuals to become board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board the Company’s corporate governance guidelines. In selecting directors, the Nominating Committee will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise.

•         Candidates should be individuals of personal integrity and ethical character.

•         Candidates should have background, achievements, and experience that will enhance our Board.  This may come from experience in areas important to our business, substantial accomplishments or prior or current associations with institutions noted for their excellence.

•         Candidates should have demonstrated leadership ability, the intelligence and ability to make independent analytical inquiries and the ability to exercise sound business judgment.

•         Candidates should be free from conflicts that would impair their ability to discharge the fiduciary duties owed as a director to ITUS and its stockholders, and we will consider directors’ independence from our management and stockholders.

•         Candidates should have, and be prepared to devote, adequate time and energy to the Board and its committees to ensure the diligent performance of their duties, including by attending meetings of the Board and its committees.

•         Due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences, as well as age, gender and ethnicity.

•         Consideration will also be given to relevant legal and regulatory requirements.

We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure.  Accordingly, the process of the Nominating Committee for identifying nominees for directors will reflect our practice of generally re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership on the Board, whom the Nominating Committee believes continue to make important contributions and who consent to continue their service on the Board.  If the Nominating Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and that there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Nominating Committee’s view the incumbent should not be re-nominated, the Nominating Committee will, absent special circumstances, generally propose the incumbent director for re-election.  Although we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Nominating Committee will take into account the personal characteristics (gender, ethnicity and age), skills and experience, qualifications and background of current and prospective directors’ diversity as one factor in identifying and evaluating potential director candidates, so that the Board, as a whole, will possess what the nominating and corporate governance committee believes are appropriate skills, talent, expertise and backgrounds necessary to oversee our Company’s business.

If the incumbent directors are not nominated for re-election or if there is otherwise a vacancy on the Board, the Nominating Committee may solicit recommendations for nominees from persons that the Nominating Committee believes are likely to be familiar with qualified candidates, including from members of the Board and management.  While the Nominating Committee may also engage a professional search firm to assist in identifying qualified candidates, the Nominating Committee did not engage any third party to identify or evaluate or assist in identifying or evaluating the Director Nominees.   We do not have a policy with regard to the consideration of director candidates recommended by stockholders.  Due to the size of our Company and Board, the Nominating Committee does not believe that such a policy is necessary.

Depending on its level of familiarity with the candidates, the Nominating Committee may choose to interview certain candidates that it believes may possess qualifications and expertise required for membership on the Board.  It may also gather such other information it deems appropriate to develop a well-rounded view of the candidate.  Based on reports from those interviews or from Board members with personal knowledge and experience with a candidate, and on all other available information and relevant considerations, the Nominating Committee will select and nominate candidates who, in its view, are most suited for membership on the Board.

The members of the nominating and corporate governance committee are Dr. Monahan (Chairman), and Messrs. Johnson and Williams.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of five directors. On July 26, 2018, the independent members of the Board appointed Mr. Titterton as the lead independent director.  The lead independent director’s responsibilities include presiding at meetings of the Board at which the Chairman of the Board (who also serves as Chief Executive Officer of the Company) is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors.  The independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits.  Therefore, while the Board has appointed a lead independent director, to the extent the composition of the Board changes in the future, the Board may reevaluate the role or necessity for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management.  Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value.  A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board.  Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management.  In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures.  Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were eight meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2017.  Each of our directors attended at least 75% of the aggregate number of meetings of the Board that they were eligible to attend, except that Dr. Baskies and Mr. Fox attended 67% of the meetings they were eligible to attend.

There were five meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2017.  Each of the committee members attended all of the meetings of the Audit Committee, except Drs. Monahan and Baskies and Mr. Fox attended 80%, 80% and 75% of the meetings they were eligible to attend, respectively.

There were six meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2017.  Each of the committee members attended all of the meetings of the Compensation Committee, except Dr. Monahan and Mr. Fox attended 83% and 67% of the meetings they were eligible to attend, respectively.

There was one meeting, exclusive of action by unanimous written consent, of the Nominating Committee held during fiscal year 2017.  Each of the committee members attended all of the meetings of the Nominating Committee, except Dr. Monahan did not attend the meeting he was eligible to attend.

All members of our Board who then were serving as directors and were director nominees at that time attended our 2018 annual meeting of stockholders.  We encourage our directors to attend the annual meeting of stockholders.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  We will provide a copy of our code of ethics to any person without charge, upon request.  For a copy of our code of ethics write to Secretary, ITUS Corporation, 3150 Almaden Expressway, Suite 250, San Jose, CA 95118.

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC.  Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.  Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2017.

Transactions with Related Persons

Aside from compensation arrangements with executive officers described below, there are no other transactions entered into by the Company with related persons.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations.  Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us.  The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth certain information for the fiscal years ended October 31, 2017 and 2016, with respect to compensation awarded to, earned by or paid to our Executive Chairman of the Board, our President and Chief Executive Officer and our Chief Operating Officer and Chief Financial Officer (the “Named Executive Officers”).  No other executive officer received total compensation in excess of $100,000 during fiscal year 2017.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total Compensation ($)
Dr. Amit Kumar (1) Chairman of the Board, President and Chief Executive Officer	2017 2016	$ 300,000 $ 300,000	$ - $ 200,000	$ 141,938 $ 566,896	$ 12,000 $ 12,000	$ 453,938 $ 1,078,896
Robert A. Berman (4) Chief Executive Officer and Director	2017 2016	$ 228,077 $ 300,000	$ - $ 200,000	$ - $ 566,896	$ 300,000 $ -	$ 528,077 $ 1,066,896
Michael J. Catelani (5) Chief Operating Officer and Chief Financial Officer	2017	$ 174,561	$ -	$ 385,859	$ -	$ 560,420

(1)              Dr. Kumar has served as the Company’s Executive Chairman of the Board since August 2016.  On July 6, 2017 Dr. Kumar was appointed President and Chief Executive Officer of the Company.  Subsequent to October 31, 2017, Dr. Kumar’s annual cash compensation was increased to $450,000 by the Board (effective as of January 1, 2018), Dr. Kumar received cash bonuses of $233,333 in the aggregate and Dr. Kumar received a performance-based stock option to purchase 1,500,000 shares, a time-based stock option to purchase 600,000 shares and a performance-based restricted stock award of 1,500,000 shares.

(2)              Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal years ended October 31, 2017 and 2016 for each Named Executive Officer in accordance with Accounting Standards Codification (“ASC”) 718 and also reflects the repricing of outstanding options for Dr. Kumar and Mr. Catelani on September 6, 2017.  See the section entitled “Option Re-Pricing” below.  A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2017, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2017 (the “Annual Report”).

(3)              Amounts in the All Other Compensation column reflect, for each Named Executive Officer, the sum of the incremental cost to us of all perquisites and personal benefits, which for Dr. Kumar consisted solely of compensation for use of a home office, and for Mr. Berman consisted solely of severance obligations related to his resignation on July 6, 2017.

(4)              Mr. Berman resigned his position as President and Chief Executive Officer and as a director on July 6, 2017.

(5)              Mr. Catelani has served as the Company’s Chief Financial Officer since November 1, 2016.  On July 6, 2017, Mr. Catelani was appointed Chief Operating Officer of the Company. Subsequent to October 31, 2017, Mr. Catelani’s annual cash compensation was increased to $252,500 by the Board (effective as of January 1, 2018), Mr. Catelani received a cash bonus of $33,333 and Mr. Catelani received a stock option award to purchase 500,000 shares.

Employment Agreements

Consulting Agreement with Dr. Amit Kumar

On September 19, 2012, the Company entered into a Consulting Agreement with Dr. Amit Kumar (the “Kumar Agreement”) pursuant to which Dr. Kumar agreed to provide business consulting services for an initial annual consulting fee of $120,000.  On June 15, 2015, Dr. Kumar was appointed Vice Chairman of the Company and Executive Chairman of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company.  As a result of this appointment, Dr. Kumar’s cash compensation was increased to $300,000 by the Board.  On August 23, 2016, Dr. Kumar was appointed Executive Chairman of the Company, and on July 6, 2017 Dr. Kumar was appointed President and Chief Executive Officer of the Company.  As described above, effective January 1, 2018, Dr. Kumar’s annual cash compensation was increased to $450,000 by the Board.  The remaining terms of the Kumar Agreement still remain in effect.

If Dr. Kumar’s services are terminated by the Company or he terminates his services for any reason or no reason, the Company shall be obligated to pay to Dr. Kumar only any earned compensation and/or bonus due under the Kumar Agreement and any unpaid reasonable and necessary expenses, due to him through the date of termination.  All such payments shall be made in a lump sum immediately following termination.

Employment Agreement with Robert Berman

On September 19, 2012, the Company entered into an Employment Agreement with Mr. Berman (the “Berman Agreement”) to serve as President and Chief Executive Officer of the Company.  Pursuant to the Berman Agreement, Mr. Berman initially received an annual base salary of $290,000, which was increased to $300,000 by the Board effective November 1, 2013.

On July 6, 2017, Mr. Berman resigned as President and Chief Executive Officer and as a director.  Pursuant to the terms of a separation agreement entered into on August 16, 2017 between Mr. Berman and the Company, Mr. Berman is entitled to receive severance payments in an aggregate amount of $300,000 to be paid in four separate tranches with the final payment occurring on June 1, 2018.

Stock Options

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on October 31, 2017:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($)	Option Expiration Date
Dr. Amit Kumar	320,000 106,667 213,333 40,000(1) 111,111(2)	88,889(2)	$0.67 $0.67 $0.67 $0.67 $0.67	9/19/2022 9/19/2022 9/19/2022 11/8/2023 2/18/2026
Robert A. Berman	320,000 106,667 213,333 40,000(1) 200,000(3)		$2.575 $2.575 $2.575 $2.575 $2.920	7/6/2022 7/6/2022 7/6/2022 7/6/2022 7/6/2022
Michael J. Catelani		50,000(4) 200,000(5)	$0.67 $0.67	11/15/2026 7/6/2027

(1)        Options vested and became exercisable in 36 consecutive monthly installments, beginning December 31, 2013 and continuing through November 30, 2016.

(2)        Options vest and become exercisable in 36 consecutive monthly installments, beginning March 31, 2016 and continuing through February 28, 2019.

(3)        Options were to vest and become exercisable in 36 consecutive monthly installments, beginning March 31, 2016 and continuing through February 28, 2019.  However, pursuant to a separation agreement between the Company and Mr. Berman, the options vested and became exercisable upon Mr. Berman’s resignation on July 6, 2017.

(4)        Options vest and become exercisable in one installment of 16,666 on November 1, 2017 and the remainder in eight consecutive quarterly installments, beginning January 31, 2018 and continuing through October 31, 2019.

(5)        Options vest and become exercisable in one installment of 50,000 on July 6, 2018 and the remainder in twelve consecutive quarterly installments, beginning October 31, 2018 and continuing through July 31, 2021.

The following table summarizes stock option grants during fiscal year 2017:

GRANTS OF PLAN BASED AWARDS TABLE
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value ($) (1)
Michael J. Catelani	11/15/16 7/6/17	50,000 200,000	$0.67 $0.67	$ 215,330 $ 170,529

(1)        Grant date fair value reflects the repricing of options on September 6, 2017.

During fiscal 2017, no stock options were exercised by Named Executive Officers.

Option Re-Pricing

On September 6, 2017, the compensation committee of the Company re-priced certain issued and outstanding stock options to purchase in the aggregate 2,029,600 shares of Company common stock for all of the current officers, directors and employees of the Company (the “Re-Priced Options”) pursuant to the authority granted to the compensation committee by the Board of Directors of the Company.  The new exercise price of the Re-Priced Options is $0.67, the closing sales price of the Company’s common stock on September 6, 2017.

All other terms of the previously granted Re-Priced Options remain the same, including without limitation, the number of shares underlying the options granted, the vesting periods of the options, and the expiration dates of the options.

The Company recorded additional stock-based compensation expense resulting from the incremental value of the fair value of the Re-Priced Options compared to the fair value of the original options immediately prior to the re-pricing of approximately $261,000 in fiscal year ended October 31, 2017.

The following stock option grants and related stock option agreements issued to the Company’s Named Executive Officers and directors were affected by the re-pricing:

Name	# of Shares	Old Option Price	New Option Price	Expiration Date
Dr. Amit Kumar	320,000 106,667 213,333 40,000 200,000	$2.575 $2.575 $2.575 $2.575 $2.92	$0.67 $0.67 $0.67 $0.67 $0.67	9/19/22 9/19/22 9/19/22 11/8/23 2/18/26
Dr. John Monahan	6,000 12,000	$3.13 $5.30	$0.67 $0.67	8/23/26 1/3/27
Lewis H. Titterton, Jr.	2,400 30,000 16,000 40,000 120,000 16,000 16,000 16,000 6,000	$2.575 $2.575 $2.575 $2.575 $2.575 $2.575 $2.575 $2.92 $0.82	$0.67 $0.67 $0.67 $0.67 $0.67 $0.67 $0.67 $0.67 $0.67	11/30/17 9/19/22 12/31/22 2/15/23 11/8/23 12/31/23 1/2/25 1/14/26 7/17/27
Dr. Arnold Baskies	6,000 12,000	$3.13 $5.30	$0.67 $0.67	8/23/26 1/3/27
Dale Fox	6,000 12,000 12,000 12,000	$2.575 $2.575 $2.92 $5.30	$0.67 $0.67 $0.67 $0.67	8/8/24 1/2/25 1/14/26 1/3/27
Michael J. Catelani	50,000 200,000	$4.85 $0.96	$0.67 $0.67	11/15/26 7/6/27

Potential Payments upon Termination or Change in Control

            Dr. Amit Kumar

Options granted Dr. Kumar on February 18, 2016 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Dr. Kumar is terminated without cause or upon a change in control as defined below.  The intrinsic value of options granted on February 18, 2016 would be $122,667, which was calculated by multiplying (a) 88,889 options (being the number of options granted to him on February 18, 2016 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2017 of $2.05 and (y) the options’ exercise price of $0.67 per share.

Michael J. Catelani

Options granted Mr. Catelani on July 6, 2017 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Mr. Catelani is terminated without cause or upon a change in control as defined below.  The intrinsic value of options granted on July 6, 2017 would be $276,000, which was calculated by multiplying (a) 200,000 options (being the number of options granted to him on July 6, 2017 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2016 of $2.05 and (y) the options’ exercise price of $0.67 per share.

Under the 2010 Share Incentive Plan, “change in control” means:

•         Change in Ownership:  A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

•         Change in Effective Control:  A change in effective control of the Company occurs on the date that either:

•         Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

•         a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, that this paragraph will apply only to the Company if no other corporation is a majority shareholder.

•         Change in Ownership of Substantial Assets:  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions.  For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time.

Director’s Compensation

There is no present arrangement for cash compensation of directors for services in that capacity.  Consistent with the non-employee director compensation approved on March 28, 2013 for calendar year 2013, on November 8, 2013, the Board approved an amendment to the 2010 Share Incentive Plan to provide that on January 1st of each year commencing on January 1, 2014, each non-employee director (a “Director Participant”) of the Company at that time shall automatically be granted a 10 year nonqualified stock option to purchase 12,000 shares of common stock (or 16,000 in the case of the Chairman of the Board to the extent he qualifies as a Director Participant), with an exercise price equal to the closing price on the date of grant, that will vest in four equal quarterly installments in the year of grant.  In addition, each person who is a Director Participant and joins the Board after January 1 of any year, shall be granted on the date such person joins the Board, a nonqualified stock option to purchase 12,000 shares of common stock (or 16,000 in the case of the Chairman of the Board) pro-rated based upon the number of calendar quarters remaining in the calendar year in which such person joins the Board (rounded up for partial quarters).  In addition to the foregoing, Dr. Monahan and Mr. Titterton, and in lieu of the foregoing, Messrs. Johnson and Williams, were each granted a nonqualified stock option to purchase 50,000 shares of common stock on September 22, 2017.  Further, on September 22, 2017, Mr. Williams was granted an additional nonqualified stock option to purchase 50,000 shares of common stock.

Our employee directors, Dr. Amit Kumar and Robert A. Berman, did not receive any additional compensation for services provided as a director during fiscal year 2017.  The following table sets forth compensation of Bruce F. Johnson, Dr. John Monahan, Lewis H. Titterton, Jr., and Richard H. Williams, our non-employee directors, and Dr. Arnold Baskies and Dale Fox, our former non-employee directors, for fiscal year 2017:

DIRECTORS’ COMPENSATION
Name	Option Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)
Bruce F. Johnson (3)	$ 94,722	$ 113,500	$ 208,222
Dr. John Monahan	$ 150,195	$ 113,500	$ 263,695
Lewis H. Titterton, Jr.	$ 137,255	$ 113,500	$ 250,755
Richard H. Williams (3)	$ 189,444	$ 113,500	$ 302,944
Dr. Arnold Baskies (3)	$ 79,109	$ -	$ 79,109
Dale Fox (3)	$ 58,739	$ -	$ 58,739

(1)        Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal year ended October 31, 2017, in accordance with ASC 718 and also reflects the repricing of outstanding options for Drs. Monahan and Baskies and Messrs. Titterton and Fox on September 6, 2017.  See the section entitled “Option Re-Pricing” above.  A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2017, included in our Annual Report.  At October 31, 2017, Bruce Johnson, Dr. John Monahan, Lewis Titterton and Richard Williams held unexercised stock options to purchase 100,400, 68,000, 310,000 and 100,000 shares respectively, of our common stock.

(2)        On September 22, 2017, each non-employee director was awarded 50,000 shares of common stock under the 2010 Share Incentive Plan.  The closing price of the Company’s common stock on the date of the award was $2.27.  Amounts in the All Other Compensation column represent the market value of the shares on the date they were awarded.

(3)        Dr. Baskies and Mr. Fox resigned as directors, and Messrs. Johnson and Williams became directors, on September 22, 2017.

PROPOSAL 2
APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Introduction

We are asking our stockholders to approve the “ITUS Corporation Employee Stock Purchase Plan.” The purpose of the Plan is to encourage and facilitate the ownership of shares of Common Stock by eligible employees of the Company. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423 of the U.S. Internal Revenue Code (the “Code”). On August 13, 2018, our Board adopted the Plan to attract and retain the best available personnel, to provide additional incentive to eligible employees of the Company or any of its subsidiaries or affiliates and to promote the success of the Company’s business.

Plan Description

Certain material terms of the Plan are summarized below. This summary is not a complete description of the Plan, and we encourage you to read the Plan itself carefully. The Plan is attached to this proxy statement as Annex A. Should there be any variations between the summary below and the terms of the Plan itself, the terms of the Plan shall govern.

Administration

The Plan will be administered by the Compensation Committee, which shall have the authority and power to adopt, construe and enforce rules and regulations not inconsistent with the provisions of the Plan. In administering the Plan, the Compensation Committee will ensure that all Eligible Employees (as defined below) have the same rights and privileges, to the extent required under Section 423(b)(5) of the Code. The Compensation Committee shall have the authority to impose restrictions, including lock ups and other transfer restrictions, on shares sold under the Plan. The Compensation Committee may delegate to officers or employees of the Company or any Participating Employers (as defined below) the authority to perform such functions as the Compensation Committee may determine, to the extent permitted under applicable law.

Eligibility

Separate offerings under the Plan of Common Stock will be conducted during different offering periods, as specified from time to time by the Compensation Committee or its designees. During each offering, each Eligible Employee (as defined below) shall be eligible to participate in the Plan; provided that, subject to the requirements of U.S. Treasury Regulation §1.423-2(f), the Compensation Committee may designate separate offerings for some employees, the terms of which differ from the terms of offerings made to other employees, including without limitation to achieve compliance with the legal, tax and other requirements of different jurisdictions in which employees may be located.

“Eligible Employee” means each individual who (a) is an employee of the Company or one of the Company’s subsidiaries that is designated by the Company to be a “Participating Employer” in the initial Plan or by action of the Board at a later time; and (b) is employed on the date that an offering period commences, provided that such employee customarily works (i) more than 20 hours per week and (ii) at least five months during a calendar year. Notwithstanding the foregoing, the term “Eligible Employee” shall not include any individual who, for purposes of Section 423(b)(3) of the Code, is deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. As of the Record Date, there are approximately seven Eligible Employees.

The purchase of shares under the Plan shall be funded through payroll deductions on an after-tax basis accumulated during the applicable offering period. The Company expects that the first offering period will begin shortly after the Plan is approved.

If a Plan participant ceases to be employed by the Company or a Participating Employer during an offering period for any reason (including, without limitation, the participant’s death or retirement), participation in the Plan shall cease and any amounts then credited to a participant’s stock purchase account will be returned to the participant (without interest).

No Eligible Employee may purchase more than $25,000 of shares during any calendar year, based on the market value of such shares as determined at the start of the applicable offering periods; provided, however, that the Compensation Committee may, on a uniform and nondiscriminatory basis, limit the number of shares which may be purchased by all participants or by each individual participant with respect to any offering period.

Description of the Shares Offered Under the Plan

The Company will offer to Eligible Employees the right to purchase Common Stock. The Company’s charter authorizes the issuance of 48,000,000 shares of Common Stock, of which 18,696,146 were issued and outstanding as of the Record Date.

Share Prices under the Plan

Under the Plan, participants will be able to purchase shares under the terms set by the Compensation Committee or its designees on a periodic basis; provided, that the purchase price shall not be less than 85% of the market value of the Common Stock on the offering date and purchase date of the applicable offering period, whichever is lower.

Limitation on Number of Shares Eligible for Purchase under the Plan

The aggregate number of shares that may be purchased under the Plan shall not exceed 250,000. Shares delivered to a participant upon purchase may, at the Company’s discretion, either be newly issued directly from the Company from its authorized but unissued shares or acquired by open market purchase on behalf of the participant. The Company expects to offer only portions of the 250,000 shares from offering period to offering period, and expects to vary the share price discounts (never exceeding the maximum discount set forth above). The expected number of participants in the Plan, and the amount of shares they will purchase under the Plan, are not currently determinable.

If in the future the Plan runs low on shares and the Company determines that it would be appropriate to re-load the Plan with additional shares, it would seek stockholder approval of any such re-loading.

Amendment, Termination

The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if (i) such stockholder approval is required by any law or regulation or the rules of any stock exchange or quotation system on which the shares may then be listed or quoted, (ii) such action will alter the basic structure of the Plan and result in a material benefit to current or future participants (other than alterations which benefit the administration of the Plan, are required to conform to changes in legislation or are necessary to obtain or maintain favorable tax, accounting or regulatory treatment for participants, the Company or any participating employer), or (iii) the Board, in its discretion, otherwise determines to submit changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected participant, no such action may materially impair the rights of such participant with respect to any shares previously purchased by the participant.

Upon termination of the Plan, any amounts then credited to a participant’s stock purchase account will be returned to the participant (without interest).

Registration under the U.S. Securities Act

If the Plan is approved by stockholders, the Company expects to file a registration statement with the SEC shortly thereafter, such that shares sold under the Plan will be registered in the hands of participants and freely tradable thereafter, subject to transfer restrictions applicable to participants who are “affiliates” of the Company within the meaning of Rule 144 under the U.S. Securities Act of 1933. There can be no assurance that such a registration statement will be filed and become effective under the U.S. securities laws, at any particular time or at all.

Tax Consequences

Nothing in this proxy statement or in the Plan should be construed as tax advice to any prospective purchaser of shares. Each prospective purchaser of shares, including each Eligible Employee who may consider participating in the Plan and purchasing shares under the Plan, should seek, and must depend upon, the advice of his or her own independent tax advisor.

Material U.S. Federal Income Tax Consequences

Subject to the foregoing, it is the Company’s intention that participation in the Plan would qualify for the favorable federal tax treatment accorded an “employee stock purchase plan” under Section 423 of the Code.

Under these provisions, a participant would be taxed on amounts contributed to the plan for the purchase of shares as if such amounts were actually received as regular compensation. Other than this, no income would be taxable to a participant until disposition of the shares acquired, and the method of taxation would depend upon the holding period of the purchased shares. If the shares were disposed of more than two years after the beginning of the offering period during which the shares were purchased and more than one year after the stock was transferred to the participant, the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock at the beginning of the offering period during which the shares were purchased over the purchase price, will be treated as ordinary income. Any further gain or any loss would be taxed as a long-term capital gain or loss. Currently, such capital gains are generally subject to lower tax rates than ordinary income.

If the shares were disposed of before the expiration of either of the holding periods described above, the excess of the fair market value of the shares at the end of the offering period during which the shares were purchased over the purchase price would be treated as ordinary income at the time of such disposition. Even if the shares were disposed of for less than their fair market value at the end of such offering period, this amount would be attributed to the participant as ordinary income, and a capital loss would be recognized equal to the difference between the disposition price and the fair market value of the shares at the end of such offering period. Any capital gain or loss recognized by a participant upon such disposition of stock would be long-term or short-term, depending on how long the stock had been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Plan. The Company is generally entitled to a deduction to the extent such amounts are taxed as ordinary income to a participant upon disposition of the shares.

Aggregate Plan Benefits Not Determinable

The benefits to be received by Plan participants as a result of the proposed approval of the Plan are not determinable, because the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 250,000 shares for which stockholder approval is sought under this proposal.

Alignment with the Interests of the Company and Stockholders

The Board believes that employee participation in Company ownership will be to the mutual benefit of participating employees and the Company. In particular, the Board believes that participating employees will be incentivized to more closely align their interests with the interests of the Company, which the Board believes will benefit the Company and all its stockholders.

Vote Required for Approval

Approval of the Plan requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and present, in person or by proxy, at the special meeting.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2018

Introduction

On July 26, 2018, the Board appointed the firm of Haskell & White LLP to serve as the Company’s independent auditors for our fiscal year ending October 31, 2018. Stockholders will be asked to ratify the Board’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2018. A representative of the Auditor is not expected to be present at the Meeting.

Fees

The following table describes fees for professional audit services rendered and billed by Haskell & White LLP, our present independent registered public accounting firm and principal accountant, for the audit of our consolidated financial statements and for other services during fiscal years 2017 and 2016.

Type of Fee	2017	2016
Audit Fees (1)	$81,125	$79,910
Audit Related Fees (2)	19,620	7,500
Tax Fees (3)	24,000	25,025
All Other Fees (4)	49,350	12,450
Total	$174,095	$124,885

(1)   Audit fees for fiscal years 2017 and 2016 represent fees billed for services rendered by Haskell & White LLP for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q.

(2)   Audit related fees for fiscal years 2017 and 2016 represent fees billed for services rendered by Haskell & White LLP in connection with our Registration Statements filed during fiscal years 2017 and 2016.

(3)   Tax Fees for fiscal years 2017 and 2016 represent fees billed for services rendered by Haskell & White LLP for the preparation of Federal and State income tax returns.

(4)   All other fees for fiscal years 2017 and 2016 represent fees billed for services rendered by Haskell & White LLP in connection with the preparation of comfort letters and research of various tax subjects.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2017. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the full Board. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018 requires the affirmative vote of a majority of the votes cast in person or by proxy at this Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2018.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 18,696,146 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth certain information with respect to our common stock beneficially owned as of the Record Date by (a) each person who is known by our management to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our directors and executive officers, and (c) all directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(3)(4)(5)(6)	Percent of Class (7)
Dr. Amit Kumar 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	2,531,408	12.9%
Lewis H. Titterton, Jr. 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	1,146,544	6.0%
Dr. John Monahan 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	118,000	*%
Bruce F. Johnson 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	702,817	3.7%
Richard H. Williams 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	175,000	*%
Michael J. Catelani 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	123,151	*%
All Directors and Executive Officers as a Group (6 persons)	4,796,920	23.6%

* Less than 1%.

(1)        A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days.  Except as otherwise noted, each designated beneficial owner has sole voting power and investment power with respect to the shares of common stock beneficially owned by such person.

(2)        Includes 212,222 shares, 224,000 shares, 68,000 shares, 86,000 shares, 100,000 shares, 79,170 shares and 769,392 shares which Dr. Amit Kumar, Lewis H. Titterton, Dr. John Monahan, Bruce F. Johnson, Richard H. Williams, Michael J. Catelani and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2010 Share Incentive Plan.

(3)        Includes 52,778 shares, 43,981 shares and 96,759 shares which Dr. Amit Kumar, Michael J. Catelani and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2018 Share Incentive Plan.

(4)        Includes 2,000 shares, 2,000 shares and 4,000 shares that Dr. Amit Kumar, Lewis H. Titterton and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of warrants purchased by them in the private placement on July 15, 2014.

(5)        Includes 640,000 shares, 86,000 shares, 12,000 shares and 738,000 shares which Dr. Amit Kumar, Lewis H. Titterton, Bruce F. Johnson and all directors and executive officers as a group, respectively, have the right to acquire within 60 days pursuant to option agreements with the Company.

(6)        Includes 1,500,000 restricted shares of common stock awarded to Dr. Amit Kumar pursuant to the 2018 Plan for which Dr. Kumar has voting rights but that vest only if during any twenty (20) trading day period on or before May 31, 2021 in which Dr. Kumar is employed by ITUS, the average closing stock price of the Company’s common stock is at least $11.00.

(7)        Based on 18,696,146 shares of common stock outstanding as of the Record Date.

Deadline for Submission of Stockholder Proposals for 2019 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2019 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 3150 Almaden Expressway, Suite 250, San Jose, 95118 no later than April 19, 2019.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2019 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2019 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Dr. Amit Kumar. Dr. Kumar will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2017. Such Report includes the Company’s audited financial statements for the 2017 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Michael Catelani, Secretary of the Company, at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118.

ANNEX A

ITUS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the ITUS Corporation Employee Stock Purchase Plan (the “Plan”), as adopted by the Board of Directors of the Company (the “Board”) and subsequently approved by the shareholders of the Company, is to encourage and facilitate the ownership of shares of common stock of the Company by eligible employees of the Company and Participating Employers.  The Board believes that employee participation in ownership will be to the mutual benefit of the employees and the Company.  The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423 of the Code.

2. Definitions. Terms not otherwise defined herein shall have the meaning set forth below:

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the rulings issued and regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan or, if no such committee has been appointed by the Board, the Board.  Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

“Company” means ITUS Corporation, a Delaware corporation, and its successors and assigns.

“Compensation” means, with respect to any paycheck, either (i) the portion thereof representing the gross remuneration paid for services rendered, or (ii) the portion thereof representing base salary or regular wages, as determined by the Committee.

“Eligible Employee” means an Employee who is employed on an Offering Date; provided, that such Employee customarily works (i) more than 20 hours per week and (ii) at least five months during a calendar year.

“Employee” means each individual who is an employee of the Company or a Participating Employer; provided, however, that the term Employee shall not include any individual who, for purposes of Section 423(b)(3) of the Code, is deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

“Market Value” means the last sales price of a Share or, if unavailable, the average of the closing bid and asked prices per Share at the end of regular trading on such date (or, if there was no trading or quotation in the Shares on such date, on the next preceding date on which there was trading or quotation), as provided by the United States national securities exchange or interdealer quotation system on which the Shares are listed or quoted.

“Offering” means each separate offering of Shares under the Plan that occurs during each Offering Period.

“Offering Date” means the date on which each Offering Period is to commence, as determined by the Committee.

“Offering Period” means a period of such duration as determined by the Committee; provided, however, that the duration of an Offering Period shall not exceed (i) 27 months, where the Purchase Price is set by reference to the lower of the Market Price on the Offering Date or the Purchase Date, or (ii) five years, where the Purchase Price is set solely by reference to the Market Price on the Purchase Date.  Offering Periods may run consecutively or may overlap, as determined by the Committee.

“Participant” means each Eligible Employee who elects to participate in the Plan.

“Participating Employer” means any entity which is a “related corporation” (within the meaning of Treasury Regulation § 1.421-1(i)(2)) with respect to the Company, and which the Company, by action of the Board, approves for participation in the Plan.

            “Purchase Agreement” means the document prescribed by the Committee pursuant to which an Eligible Employee has enrolled to be a Participant for an Offering Period.

“Purchase Date” means the last day of each Offering Period, and such interim dates, as determined by the Committee, on which Shares are purchased pursuant to the Plan.

“Purchase Price” shall mean the price at which a Share shall be purchased on each Purchase Date, the method for determining which shall be set in advance of each Offering by the Committee; provided, however, that the Purchase Price shall not be less than 85% of the Market Value on the (i) Offering Date, or (ii) Purchase Date, whichever is lower.

“Share” means a share of the Company’s common stock, par value $0.01 per share.

“Stock Purchase Account” means a noninterest bearing bookkeeping entry established by the Company or Participating Employer, which shall record all amounts deducted from a Participant's Compensation or otherwise contributed by the Participant for the purpose of purchasing Shares for such Participant under the Plan, reduced by all amounts applied to the purchase of Shares for such Participant under the Plan.  Neither the Company nor any Participating Employer shall be required to segregate or set aside any amounts so deducted or contributed, and such bookkeeping entry shall not represent an interest in any assets of the Company or a Participating Employer.  All deducted or contributed amounts shall remain part of the general assets of the Company or a Participating Employer until they are applied to purchase Shares under the Plan, and until such time may be used for any corporate purpose.

“Treasury Regulations” means any regulation, whether proposed, temporary or final, promulgated by the U.S., Department of Treasury under the Code, and any successor provisions.

3. Administration.

(a) The Plan shall be administered by the Committee which shall have the authority and power to adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan.  In administering the Plan, the Committee shall ensure that all Eligible Employees have the same rights and privileges, to the extent required under Section 423(b)(5) of the Code.  Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, Participating Employers, Participants, and any person claiming any rights under the Plan from or through any Participant, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action.  The Committee may delegate to officers or employees of the Company or any Participating Employers the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

(b) Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him by any officer or other employee of the Company, any Participating Employer, the Company’s independent certified public accountants or any consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4. Eligibility and Participation.

(a) During each Offering, each Eligible Employee shall be eligible to participate in the Plan. Subject to the requirements of Treasury Regulation § 1.423-2(f), the Committee may designate separate Offerings for some Employees, the terms of which differ from the terms of Offerings made to other Employees.

(b) Each Eligible Employee may elect to participate in an Offering by completing a Purchase Agreement at such time and in such form as determined by the Committee.

(c) Unless otherwise determined by the Committee, the purchase of Shares under the Plan shall be funded solely through payroll deductions on an after-tax basis accumulated during the Offering Period.  Such payroll deductions shall be credited to the Participant’s Stock Purchase Account, and shall accumulate without interest thereon.  Increases or decreases to a Participant’s rate of payroll deduction during an Offering Period may be permitted in the discretion of the Committee, based on uniform rules to be established by the Committee.

(d) Any Participant may voluntarily withdraw from the Plan by filing a notice of withdrawal with the Committee at such time in advance as the Committee may specify.  In the event of such a withdrawal, payroll deductions shall cease as soon as administratively feasible and amounts, if any, standing to the credit of the Participant in his or her Stock Purchase Account shall be used to purchase Shares on the next Purchase Date in accordance with Section 5.

(e) If a Participant ceases to be employed by the Company or a Participating Employer during an Offering Period for any reason (including, without limitation, the Participant’s death or retirement), participation in the Plan shall cease and the entire amount, if any, standing to the Participant’s credit in his or her Stock Purchase Account shall be returned to the Participant or the Participant’s legal representative (without interest).  To the extent provided by the Committee, if a Participant remains employed by the Company or a Participating Employer, but ceases to be an Eligible Employee, the Participant may continue to participate in the Plan through the end of the Offering Period in which such cessation occurs, but may participate thereafter only if the Participant again becomes an Eligible Employee.

5. Purchase of Shares. Subject to Section 6, on any Purchase Date, there shall be purchased on behalf of each Participant that number of Shares which equals the amount then credited to each Participant’s Stock Purchase Account divided by the Purchase Price (rounded down to the nearest whole Share).  Any amounts not so applied (i.e., that would result in a fractional Share) shall remain in the Participant’s Stock Purchase Account.

6. Limitations.

(a) The aggregate number of Shares that may be purchased under the Plan shall not exceed 250,000.  Shares delivered to a Participant upon purchase may, at the Company's discretion, either be newly issued directly from the Company from its authorized but unissued Shares or acquired by open market purchase on behalf of the Participant.

(b) No Eligible Employee shall be allowed to purchase a number of Shares during any calendar year with a Market Value (determined at the start of the Offering Period) which exceeds $25,000; provided, however, that the Committee may, on a uniform and nondiscriminatory basis, limit the number of Shares which may be purchased by all Participants or by each individual Participant with respect to any Offering Period.

In order to satisfy the foregoing limitations, the Committee shall have the right to (i) decrease or suspend a Participant’s payroll deductions, (ii) not apply all or any portion of a Participant’s Stock Purchase Account toward the purchase of Shares, and (iii) repurchase Shares previously purchased by a Participant at the Purchase Price paid by the Participant.  To the extent that the Committee exercises its rights under the foregoing sentence, any such method shall be applied on a uniform basis.

7. Restrictions on Shares.  Shares purchased by a Participant shall, for all purposes, be deemed to have been issued at the close of business on the relevant Purchase Date.  Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such Shares.  All Shares purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee and may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant’s behalf.  The Committee shall have the authority to determine the restrictions, if any, to which Shares shall be subject (including lock-ups and other transfer restrictions), and may condition the delivery of the Shares upon the execution by the Participant of any agreement providing for such restrictions and/or require that the Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee in order to enforce such restrictions.

8. Adjustments.

(a) In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Shares or other securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in a manner consistent with such transaction as it may deem equitable, adjust any or all of (i) the limitations on the number of Shares that may be purchased under Sections 6(a) and (b), (ii) the kind of Shares reserved for purchase under the Plan, and (iii) the determination of the Purchase Price.

(b) If the Shares shall cease for any reason to be listed on any nationally recognized stock exchange or quotation system in the United States, any Offering hereunder shall thereupon terminate, and the balance then standing to the credit of Participants in their Stock Purchase Accounts shall be returned to them  (without interest).

9. General Provisions.

(a) Compliance with Laws and Obligations.  The Company shall not be obligated to issue or deliver Shares under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or interdealer quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full.  Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

(b) Nonalienation.  The right to purchase Shares under the Plan is personal to each Participant, is exercisable only by the Participant during the Participant’s lifetime except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant.  Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such Shares and such residual balance as may remain in the Participant’s Stock Purchase Account as of the date the Participant’s death occurs.  However, such representative shall be bound by the terms and conditions of the Plan as if such representative were a Participant.

(c) Taxes.  The Company or any Participating Employer shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the purchase or subsequent sale of Shares, and the Committee shall institute such mechanisms as shall insure the collection of such taxes.  If Shares acquired with respect to an Offering are sold or otherwise disposed of within two years after the Offering Date or within one year after the Purchase Date, the holder of the Shares immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company’s or any other corporation’s taxable income.  The Committee may impose such procedures as it determines may be necessary to ensure that such notification is made (e.g., by requiring that Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee).

(d) No Right to Continued Employment or Service.  Neither the Plan nor any action taken hereunder shall be construed as giving any Employee the right to be retained in the employ or service of the Company or any Participating Employer, nor shall it interfere in any way with the right of the Company or any Participating Employer to terminate an Employee’s employment at any time and for any reason.

(e) Changes to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if (i) such stockholder approval is required by any law or regulation or the rules of any stock exchange or quotation system on which the Shares may then be listed or quoted, (ii) such action will alter the basic structure of the Plan and results in a material benefit to current or future Participants (other than alterations which benefit the administration of the Plan, are required to conform to changes in legislation, or are necessary to obtain or maintain favorable tax, accounting or regulatory treatment for Participants, the Company and/or any Participating Employer), or (iii) the Board, in its discretion, otherwise determines to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Shares previously purchased by the Participant.  Notwithstanding the foregoing, the Committee may adopt amendments to the Plan; provided, that any such amendment does not materially increase the cost of the Plan to the Company.  Upon termination of the Plan, any amounts then credited to a Participant’s Stock Purchase Account shall be returned to the Participant (without interest).

(f) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options or purchase rights otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

            (g) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DR. AMIT KUMAR AND MICHAEL CATELANI, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ITUS CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 8, 2018, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 27, 2018, OR ANY ADJOURNMENT THEREOF.

1.         Election of Dr. Amit Kumar, Lewis H. Titterton, Jr., Dr. John Monahan, Dr. Arnold Baskies and David Cavalier to hold office until the 2019 Annual Meeting of Stockholders or their successors are elected and qualified.

[ ]	FOR ALL THE NOMINEES
[ ]	WITHHOLD AUTHORITY FOR THE NOMINEES
[ ]	FOR ALL EXCEPT (see instructions)

[ ]	Dr. Amit Kumar
[ ]	Lewis H. Titterton, Jr.
[ ]	Dr. John Monahan
[ ]	Dr. Arnold Baskies
[ ]	David Cavalier

Instructions:to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2.         To approve the adoption of the ITUS Corporation Employee Stock Purchase Plan:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

3.         To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ITUS CORPORATION

Signature of Stockholder(s)                                                     Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.